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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                   Current Report Pursuant to Section 13 or
                     15(d) of The Securities Act of 1934



               Date of Report (Date of earliest event reported):
                       April 30, 1998 (April 30, 1998)



                          RECYCLING INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


 Colorado                           0-20179                    84-1103445
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(State or other                  (Commission                (I.R.S. Employer
 jurisdiction                    File Number)              Identification No.)
 of incorporation)




                    9780 South Meridian Blvd., Suite 180
                         Englewood, Colorado  80112
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               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (303) 790-7372


                               Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     On April 30, 1998, the registrant issued the press release attached hereto as Exhibit 99. The information contained in such press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


(c)   EXHIBIT
      NUMBER     DESCRIPTION
      ----------------------

      99         Press Release of Registrant dated April 30, 1998.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RECYCLING INDUSTRIES, INC.


                                             BY /s/ Luke F. Botica
Date: April 30, 1998                            ----------------------------
                                                    Vice Chairman